SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                               WEGENER CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               WEGENER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, JANUARY 20, 2004

To the Stockholders:

     The Annual Meeting of Stockholders of WEGENER CORPORATION, a Delaware corporation, will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 20, 2004 at 7:00 p.m., Eastern Standard Time, for the following purposes:

     (a) To elect one Class II director to hold office until the 2006 Annual Meeting of Stockholders or until his successor shall have been elected and qualified;

     (b) To elect two Class III directors to hold office until the 2007 Annual Meeting of Stockholders or until their successors shall have been elected and qualified;

     (c) To consider ratification of the appointment of BDO Seidman, LLP as auditors for fiscal year 2004; and

     (d) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed December 5, 2003 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

     A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 2003 Annual Report to Stockholders, are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                        By Order of the Board of Directors

                                        J. Elaine Miller
                                        Secretary

Duluth, Georgia
December 15, 2003

                     PLEASE PROMPTLY COMPLETE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               WEGENER CORPORATION
                             11350 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             OF WEGENER CORPORATION

                         TO BE HELD ON JANUARY 20, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 20, 2004. This Proxy Statement is first being mailed to stockholders on or about December 15, 2003.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company or by voting at the meeting in person or by delivering to the Secretary of the Company a new proxy properly executed and bearing a later date. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

     The record date for the determination of stockholders entitled to vote at the Annual Meeting has been set at December 5, 2003. As of December 5, 2003, the Company had outstanding 12,398,551 shares of common stock, $.01 par value. Each share is entitled to one vote. A majority of the shares of common stock outstanding must be present, in person or by proxy, to constitute a quorum.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 5, 2003 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, including their addresses, (ii) each director, director nominee and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                              AMOUNT
                                                                AND
                                                             NATURE OF              PERCENT
                                           DIRECTOR         BENEFICIAL                OF
     NAME                                   SINCE            OWNERSHIP(1)            CLASS
     ----                                   -----            ---------               -----
Robert A. Placek                             1987            1,951,487(2)            15.4%

C. Troy Woodbury, Jr                         1989              238,834(3)             1.9%

Joe K. Parks                                 1992               34,900(4)              *

Thomas G. Elliot                             1998               30,800(5)              *

Wendell H. Bailey                            2003               10,000(5)              *

Ned L. Mountain                              2003               65,436(6)              *

David E. Chymiak(7)                           N/A            1,115,845                9.0%

All executive officers and directors
as a group (6 persons)                                       2,331,457(8)            18.0%

_____________________
* Less than 1%

(1) Includes stock options currently exercisable or exercisable within 60 days of the record date.

(2) Includes 29,267 shares held in a 401(k) plan and stock options to purchase 237,150 shares. Mr. Placek's business address is 11350 Technology Circle, Duluth, Georgia 30097.

(3) Includes 22,759 shares held in a 401(k) plan and 199,575 shares subject to stock options.

(4)  Includes stock options to purchase 33,900 shares.

(5)  Represents stock options to purchase common stock.

(6) Includes 6,389 shares held in a 401(k) plan and 50,000 shares subject to stock options.

(7) The information regarding Mr. Chymiak is based solely on a Schedule 13G filed by Mr. Chymiak with the Securities and Exchange Commission on October 13, 2003. Mr. Chymiak's address is 1605 E. Iola, Broken Arrow, Oklahoma 74102.

(8) Includes 58,415 shares held in a 401(k) plan and 561,425 shares subject to stock options.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of six directors, elected to staggered three-year terms.

     On February 6, 2003, Wendell H. Bailey was elected as a Class II director following expansion of the Board of Directors from five to six members. The independent directors of the Company have nominated Mr. Bailey for election by the stockholders to serve, together with Mr. Placek, as a Class II director for the remaining Class II term of two years, expiring in January 2006.

     On May 15, 2003, Ned L. Mountain, Executive Vice President of Wegener Communications, Inc. ("WCI"), a subsidiary of the Company, was elected as a Class III director to fill a vacancy created by the resignation of James H. Morgan, Jr. during fiscal year 2003.

     The terms of Thomas G. Elliot and Ned L. Mountain will expire at the upcoming Annual Meeting of Stockholders. The independent directors of the Company have nominated Mr. Elliot and Mr. Mountain for re-election as Class III directors of the Company to serve for a term of three years, expiring in January 2007. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominees or, in the event of any unforeseen contingency, for a different person as substitute. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES.

     WENDELL H. BAILEY, age 57, Class II director, has served as a director of the Company since February 2003. Since 1998, Mr. Bailey has served as Chief Technologist, Advanced Broadband Technology, of National Broadcasting Company, Inc. (NBC). From 1981 through 1997, Mr. Bailey served as Vice President, Science and Technology, of National Cable Television Association (NCTA).

     THOMAS G. ELLIOT, age 61, Class III director, has served as a director of the Company since September 1998 and as Senior Vice President, Technical
Projects, at CableLabs (Cable Television Laboratories, Inc.), a research and development consortium of cable television system operators representing most of the cable subscribers in North America, since July 1997. From 1993 to July 1997, Mr. Elliot served as a Senior Vice President of Telecommunications, Inc.

     NED L. MOUNTAIN, age 55, Class III director, has served as a director of the Company since May 2003. Mr. Mountain has been Executive Vice President of WCI since March 2002. He served as Senior Vice President of Business Development of WCI from 1996 to March 2002, and as Vice President European Operations of WCI in 1994 and 1995. Mr. Mountain held numerous sales and marketing positions with WCI from 1981 to 1994, and served as Corporate Senior Engineer of UA-Columbia Cablevision from 1979 to 1981.

     The directors whose terms do not expire at the upcoming Annual Meeting are as follows:

     C. TROY WOODBURY, JR., age 56, Class I director, has served as Treasurer and Chief Financial Officer of the Company since June 1988, and as a director of the Company since December 1989. He also has served as Treasurer and Chief Financial Officer of WCI since September 1992, and as Senior Vice President of Finance since March 2002. Mr. Woodbury served as Executive Vice President of WCI from July 1995 to March 2002 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining the Company in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988. His term of office expires in 2005.

     JOE K. PARKS, age 68, retired, Class I director, served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1980 to July 1996. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Mr. Parks has served as a director of the Company since May 1992. His term of office expires in 2005.

     ROBERT A. PLACEK, age 65, Class II director, has served as a director of the Company since August 1987, as Chairman of the Board of Directors since May 1994 and as President and Chief Executive Officer since August 1987. Mr. Placek served as President of WCI from 1979 to June 1998 and from March 2002 to the present. He has served as Chairman of the Board and Chief Executive Officer and a director of WCI since 1979. His term of office expires in 2006.

     The Board of Directors has determined that Messrs. Bailey, Elliot and Parks are independent directors as defined by NASDAQ Rule 4200.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has standing Audit, Executive and Compensation, and Incentive Plan Committees. The Audit Committee is composed of Messrs. Elliot, Parks and Bailey and held three meetings during the fiscal year ended August 29, 2003. The members of the Audit Committee are independent, as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, and to perform such other functions as described in the Audit Committee Charter of the Company. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent accountants; and considers significant accounting methods adopted or proposed to be adopted.

     During the fiscal year ended August 29, 2003, the Executive and Compensation Committee was composed of Messrs. Placek, Bailey and Elliot and acted one time by unanimous written consent. The function of the Executive and Compensation Committee is to recommend to the full Board compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

     In December 2003, Mr. Placek resigned from the Executive and Compensation Committee in order to comply with new corporate governance regulations implemented by NASDAQ. Also in December 2003, the Board of Directors established a Compensation Committee comprised of Messrs. Bailey, Elliot and Parks. This committee will have responsibility for the compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

     The Incentive Plan Committee is composed of Messrs. Bailey and Elliot and acted five times by unanimous written consent during the fiscal year ended August 29, 2003. The Incentive Plan Committee is responsible for recommending the key employees who will receive awards under the 1988 Incentive Plan, the 1989 Directors' Incentive Plan and the 1998 Incentive Plan ("Incentive Plans"), the award amount or number of shares of stock to be granted, and the terms and conditions of each award.

     The Board of Directors does not presently have a standing nominating committee. However, the independent members of the Board of Directors nominated the persons standing for election at the 2004 Annual Meeting.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held seven meetings and acted four times by unanimous written consent during the fiscal year ended August 29, 2003. During fiscal 2003, each director attended at least 75% of all meetings of the Board of Directors and Committee(s) on which he served.

AUDIT COMMITTEE REPORT

     For the fiscal year ended August 29, 2003, the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the independent auditors the matters required to be discussed by SAS 61 and has received the written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants the independence of the independent accountants. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2003 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     This report is submitted by each member of the Company's Audit Committee, as follows:

     THOMAS G. ELLIOT           JOE K. PARKS              WENDELL H. BAILEY

     The Board of Directors of the Company has adopted a revised written charter for the Audit Committee, a copy of which is included as an appendix to this Proxy Statement for the 2004 Annual Meeting. The members of the Audit Committee are independent, as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors of the Company has determined that the Company does not presently have an "audit committee financial expert" serving on its Audit Committee, as such term is currently defined by the Securities and Exchange Commission ("SEC"). However, the Board of Directors has determined that each current member of the Audit Committee has past employment experience or background which results in such individual's financial sophistication as required by NASDAQ, including, but not limited to, the ability to understand generally accepted accounting principles ("GAAP"), financial statements and internal controls and procedures, as well as the ability to assess the general application of GAAP. Each member of the Audit Committee understands Audit Committee functions, and the Board of Directors believes that the members of the Audit Committee possess the requisite knowledge and experience to adequately perform their duties under the Audit Committee Charter. The Company does not currently have an audit committee financial expert because its current directors do not have the specific educational and work experience required by SEC regulations, which call for experience and training as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or experience actively supervising, overseeing or assessing the performance of such persons. The Company is currently seeking another independent director and will use its reasonable best efforts to identify a candidate who would meet the SEC's definition of audit committee financial expert.

CODE OF ETHICS

     The Company has adopted a Code of Business Conduct and Ethics which is applicable to all directors, officers and employees of the Company and its subsidiaries. A copy of the Company's Code of Business Conduct and Ethics has been filed with the Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K for the year ended August 29, 2003 and such Code is posted on the Company's website at www.wegener.com.
                                   ----------------

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2003, all Section 16(a) filing requirements were complied with by its officers and directors.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each other executive officer of the Company or WCI whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended August 29, 2003, August 30, 2002 and August 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                                                                             Compensation
                                                                                        ----------------------
                                                      Annual Compensation                       Awards
--------------------------------------------------------------------------------------------------------------------------------
           Name                                                            Other        Restricted                      All
            and                                                           Annual           Stock      Options/         Other
         Principal               Fiscal      Salary        Bonus       Compensation      Award(s)       SARs        Compensation
          Position                Year         ($)          ($)             ($)             ($)          (#)           ($)(a)
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Placek                  2003       179,078        500             -0-             -0-          -0-           23,428
  Chairman of the Board,          2002       179,078        -0-             -0-             -0-        84,150          22,468
  President and Chief             2001       179,078        -0-             -0-             -0-          -0-           22,241
  Executive Officer; Director

C. Troy Woodbury, Jr.             2003       131,424        500             -0-             -0-          -0-            6,373
  Treasurer and Chief             2002       131,424        -0-           58,339(b)         -0-        89,575           5,413
  Financial Officer;              2001       131,424        -0-             -0-             -0-          -0-            5,183
  Director

Ned L. Mountain                   2003       138,269        500             -0-             -0-          -0-            3,830
  Executive Vice President        2002       110,000        -0-           13,351(c)         -0-        20,000           2,750
  of WCI                          2001       110,000        -0-           40,486(c)         -0-          -0-            2,750

_________________________

(a) Represents amounts contributed by the Company pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company, as follows:

                                              Insurance
     Name                   Fiscal Year       Premiums      401(k) Contributions
     ----                   -----------       --------      --------------------

Robert A. Placek                2003           $17,055             $6,373
                                2002            17,055              5,413
                                2001            17,055              5,186

C. Troy Woodbury, Jr.           2003             -0-                6,373
                                2002             -0-                5,413
                                2001             -0-                5,183

Ned L. Mountain                 2003             -0-                3,830
                                2002             -0-                2,750
                                2001             -0-                2,750

(b)  Represents cash payment in lieu of vacation.
(c)  Represents sales incentive commissions.

STOCK OPTION PLANS

     No options were granted to the Named Executive Officers during the fiscal year ended August 29, 2003 under the Company's Incentive Plans.

     The following table provides certain information concerning each exercise of stock options under the Company's Incentive Plans during the fiscal year ended August 29, 2003, by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                      Number of Securities       Value ($) of
                                                                           Underlying             Unexercised
                                                                           Unexercised           In-the-Money
                                                                        Options at Fiscal      Options at Fiscal
                                  Shares                                    Year End               Year End
                                 Acquired              Value              Exercisable/           Exercisable/
            Name              on Exercise(#)        Realized($)           Unexercisable         Unexercisable(1)
            ----              --------------        -----------           -------------         ----------------
Robert A. Placek                       0                   0                237,150/0              272,187/-

C. Troy Woodbury, Jr.             16,500              11,550                199,575/0              223,277/-

Ned L. Mountain                        0                   0                 50,000/0               43,760/-

______________
(1) The market value of the Company's common stock on August 29, 2003 was $2.43 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's common stock exceeds the exercise price when the options are exercised.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes information as of August 29, 2003 regarding the Company's common stock reserved for issuance under the Company's equity compensation plans.

                                                                                              Number of Securities
                                                                                             Remaining Available for
                                                                     Weighted-Average         Future Issuance Under
                                        Number of Securities to       Exercise Price          the Plans (Excluding
                                        be Issued Upon Exercise       of Outstanding         Securities Reflected in
                                         of Outstanding Options           Options                  Column (a))
          Plan Category                           (a)                      (b)                         (c)
----------------------------------      -----------------------      ----------------        ----------------------
Equity Compensation Plans Approved             1,228,425                   $1.39                     972,575
    by Security Holders

Equity Compensation Plans                        100,000                   $5.625                      - 0 -
    Not Approved by Security
    Holders(1)

    TOTAL                                      1,328,425                   $1.71                     972,575

------------------------------------

(1) Represents a compensation arrangement pursuant to an agreement with a third party to provide a national financial relations program for the Company, which agreement terminated in fiscal 2001.

RETENTION AGREEMENTS

     The Company has not entered into employment agreements with any of its executive officers. On May 2, 2003, following the approval and recommendation of a committee of the Board of Directors consisting solely of independent, non-management directors, Wegener entered into retention agreements with each of the Named Executive Officers and certain of its other key employees. Under the agreements with the Named Executive Officers, in the event of a change in control of Wegener, each such officer will be entitled to receive a cash payment of 2.5 times his annual salary and continued insurance benefits for a period of 30 months.

COMPENSATION OF DIRECTORS

     During fiscal 2003, directors received no cash compensation for their services. The Board of Directors is currently considering potential compensation arrangements for non-employee directors. Pursuant to the Company's 1998 Incentive Plan, each non-employee director receives an option to purchase 3,000 shares of Common Stock on the last day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years. The automatic grant in fiscal 2002 was suspended; however, on January 21, 2003, each of Messrs. James H. Morgan, Jr. (resigned in fiscal
2003), Elliot and Parks was granted an option to purchase 3,000 shares, respectively, at an exercise price of $1.09. In addition, on February 7, 2003, Mr. Bailey was granted an option to purchase 10,000 shares at an exercise price of $0.91.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 2003, the Executive and Compensation Committee was comprised of Mr. Bailey, Mr. Elliot and Robert A. Placek. Mr. Placek is Chairman of the Board, President and Chief Executive Officer of the Company. This Committee acted one time by unanimous written consent during fiscal 2003. See "Report of the Board of Directors on Executive Compensation."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See  "Compensation   Committee  Interlocks  and  Insider  Participation  in
Compensation Decisions" which describes certain business relationships between the Company and certain of its directors.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report, the Report of the Board of Directors on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

     The Company presently has a Compensation Committee comprised of three non-employee directors of the Company. However, this report is being made by the full Board of Directors. See "Executive Compensation."

     The Compensation Committee is responsible for the review of the performance of the Chief Executive Officer as well as the other executive officers of the Company. The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed in light of the performance of the Company and the Company's working capital position and prospects. The Compensation Committee does not assign relative weights to the factors considered in setting compensation, but rather considers all factors as a whole. In determining compensation levels, the Compensation Committee has not set specific performance targets for officers to attain in order to earn any specific component of compensation.

     The Compensation Committee and the Board of Directors have considered other companies in the telecommunications industry and reviewed, to the extent such information was available, the compensation paid to the chief executive officers and other executive officers of those companies. As a result of such review, the Board of Directors has concluded that the compensation levels of the Company's Chief Executive Officer and other executive officers are in the lower range of compensation paid by comparably situated companies. The Board of Directors considered the competitiveness of the entire compensation package to its officers and not only certain items of compensation.

     During fiscal 2003, a committee of the Board consisting solely of independent directors approved the Company entering into retention agreements with each of the Named Executive Officers and certain of its other employees pursuant to which the Named Executive Officers will be entitled to receive a cash payment of 2.5 times his annual salary and continued insurance benefits for a period of 30 months in the event of a change in control of the Company.

     At the present time, the Company maintains its 1998 Incentive Plan for the purpose of awarding options and other compensation to its directors, executive officers and other key employees. No stock options were granted to the Named Executive Officers during fiscal 2003.

     The Company's future compensation policies will be developed in light of the Company's profitability and with the goal of rewarding members of management for their contributions to the Company's success.

          Robert A. Placek                             Joe K. Parks
          C. Troy Woodbury, Jr.                        Thomas G. Elliot
          Ned L. Mountain                              Wendell H. Bailey

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing August 28, 1998 and ending August 29, 2003. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on August 28, 1998.

                                  [LINE GRAPH]

                                                       CUMULATIVE TOTAL RETURN
                                    ---------------------------------------------------------------
                                    8/28/98      9/3/99     9/1/00    8/31/01    8/30/02    8/29/03

WEGENER CORPORATION                 $100.00     $107.69    $150.03     $44.31     $60.31    $149.54

NASDAQ STOCK MARKET (U.S.)           100.00      176.12     260.70     111.03      81.49     112.25

NASDAQ TELECOMMUNICATIONS            100.00      178.48     196.50      71.94      31.10      47.41

                                 AGENDA ITEM TWO
                             APPOINTMENT OF AUDITORS

     The firm of BDO Seidman, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended August 29, 2003. The Audit Committee of the Board of Directors has selected this same firm to audit the financial statements of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Neither such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their professional engagement.

     Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders' views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders' questions and will have an opportunity to make any statements they consider appropriate.

     PRINCIPAL ACCOUNTANT FEES AND SERVICES. The following is a summary of the fees and expenses billed to the Company by BDO Seidman, LLP for professional services rendered for the fiscal years ended August 29, 2003 and August 30, 2002:

     FEE CATEGORY                       FISCAL 2003 FEES       FISCAL 2002 FEES
     ------------                       ----------------       ----------------

     Audit Fees.............................$132,348               $103,838
     Audit-Related Fees.......................17,587                 19,150
     Tax Fees.................................15,000                 21,480
     All Other Fees...........................    --                     --

     Total Fees.............................$164,935               $144,468

     AUDIT FEES. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements.

     AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include consultation on various accounting matters ($8,812), audit of employee benefit plan ($7,500) and meetings ($1,275) in 2003 and consultation on various accounting matters ($12,150) and audit of employee benefit plan ($7,000) in 2002.

     TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

     ALL OTHER FEES. None.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee is developing a pre-approval policy for the audit and permissible non-audit services to be provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The pre-approval policy will be detailed as to the particular service or category of services and will be generally subject to a specific budget. The independent auditors and management are required periodically to report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee can also pre-approve particular services on a case-by-case basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP to serve as the Company's independent auditors for the fiscal year ending September 3, 2004.

                AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND
                               REPORT ON FORM 10-K

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 2003 Annual Report to Stockholders (which includes the Annual Report on Form 10-K) that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended August 29, 2003, as filed with the Securities and Exchange Commission, is available to stockholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company's expenses in furnishing such documents. These documents and other information may also be accessed from the Company's website at www.wegener.com.

                 STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

     Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. Proposals by stockholders intended to be presented at the 2005 Annual Meeting must be received by the Company no later than August 12, 2004 in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097. In connection with the Company's Annual Meeting of Stockholders to be held in 2005, if the Company does not receive notice of a matter or proposal to be considered by October 26, 2004, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is raised at that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                     GENERAL

     The  cost  of  this  proxy  solicitation  will  be  paid  by  the  Company.
Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

     Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

     In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

                                        By Order of the Board of Directors,

                                        J. Elaine Miller
                                        Secretary
December 15, 2003

                                    APPENDIX

                               WEGENER CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
                            ADOPTED NOVEMBER 12, 2003

I.   PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee of the Board of Directors of Wegener Corporation (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of at least three directors each of whom is (i) "independent" under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and
(iv) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years. Members shall be appointed either by a majority of independent directors or by a nominations committee composed solely of independent directors.

     All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet at least once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

     To carry out its purpose, the Audit Committee shall have the following responsibilities:

1.   with respect to the independent auditors,

     (i) to directly appoint, compensate, retain, oversee, evaluate, and terminate the independent auditors, who must report directly to the Audit Committee;

     (ii) to pre-approve all audit and non-audit services to be provided by the independent auditors, or, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting;

     (iii) to ensure that the independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board No. 1;

     (iv) to discuss with the independent auditors any relationships or services disclosed in the Auditors' Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

     (v) to actively engage in dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the independence of the auditors;

     (vi) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

     (vii) to obtain from the independent auditors annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service;

     (viii)    to  discuss   with   management   the  timing  and   process  for
               implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner; and

     (ix) to review and approve all related party transactions of the Company;

2. with respect to financial reporting principles and policies and internal audit controls and procedures,

     (i) to discuss with the independent auditors the matters required to be disclosed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as it may be modified or supplemented;

     (ii) to meet with management, the independent auditors and, if applicable and as appropriate, the director of the internal audit department:

               o to discuss significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements;

               o    to discuss the scope and results of the annual audit;

               o to discuss the annual audited financial statements, along with any off-balance sheet structures, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether they should be included in the Company's Form 10-K;

               o    to discuss quarterly financial statements;

               o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

               o    to  discuss  any  difficulties   the  independent   auditors
                    encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; and

               o to discuss any management or internal control letter issued, or proposed to be issued, by the independent auditors to the Company;

     (iii) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

     (iv) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

     (v) to establish hiring policies for employees or former employees of the independent auditors; and

     (vi)      to institute and oversee special investigations as needed;

3.   with respect to reporting and recommendations,

     (i) to prepare any report or other disclosures or any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual report;

     (ii)      to review and  reassess  the  adequacy  of this  Charter at least
               annually  and   recommend  any  changes  to  the  full  Board  of
               Directors;

     (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (iv) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.   RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the authority appropriate to discharge its duties and responsibilities, including the authority to select, engage, retain, terminate, and approve the fees and other retention terms of special or independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties.

     The Audit Committee shall have the appropriate funding, as determined by the Audit Committee for payment of (i) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any independent counsel or advisers employed by the Audit Committee as it deems necessary; and
(iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                               WEGENER CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 20, 2004 AT 7:00 P.M., EASTERN STANDARD TIME.

     The undersigned hereby appoints Robert A. Placek and C. Troy Woodbury, Jr. and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 20, 2004 at 7:00 p.m., local time, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:

(1) To elect the following nominee as a Class II director to serve until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualified:

                                Wendell H. Bailey

[ ]  FOR the nominee listed above       [ ]  WITHHOLD AUTHORITY to vote for the
     (except as indicated to the             nominee
     contrary below)

(To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

     ----------------------------------------------------------------------

(2) To elect the following nominees as Class III directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified:

               Thomas G. Elliot                   Ned L. Mountain

[ ]  FOR the nominees listed above      [ ]  WITHHOLD AUTHORITY to vote for the
     (except as indicated to the             nominee
     contrary below)

(To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

     ----------------------------------------------------------------------

(3) To ratify the appointment of BDO Seidman, LLP as auditors for the Company and its subsidiaries for the fiscal year 2004; and

          [ ]  FOR                 [ ]  AGAINST             [ ]  ABSTAIN

(4) To transact and to vote in favor of or against such other business as may properly come before the meeting or any adjournment thereof.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES REFERRED TO IN PARAGRAPHS (1) AND (2), FOR THE PROPOSITION REFERRED TO IN PARAGRAPH (3), AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS UNDER PARAGRAPH (4).

                                       The undersigned revokes all prior proxies to vote the shares covered by this proxy.

                                       -----------------------------------------
                                          Signature

                                       -----------------------------------------
                                          Signature

                                       Date:
                                            ------------------------------------
                                       (When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give title as such. If stockholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.